

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH MARCH 31, 2021

PLUMAS BANCORP

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index



Overview	4
Management Team	5
Business Model	6
Net Income	8
Non-Interest Income	9
ROE	10
Stock Price	11
Deposit Trends and Current Composition	13
Loan Trends and Current Composition	14
Diversification of CRE Loans by Property Type	15
Geographic Distribution of CRE Loans	16
Payroll Protection Program Loans	17
Indirect Automobile Loans	18
Loans with Payment Deferrals	19
First Quarter 2021 Financial Highlights	21
2020 Financial Highlights	22
2020 Financial Highlights – Five Year	23
Recent Expansion Strategy	24
Bank of Feather River Acquisition	25
Strengths & Challenges	29
Recent Awards	30



Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.2 billion

Headquartered: Quincy, CA

Bank Branches: 13

Year Established: 1980

PLUMAS BANCORP


Eureka
Redding
Anderson
Susanville
Chester
Greenville
Quincy
Portola
Chico
Reno
Truckee
Carson City
South Lake Tahoe
Sacramento

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 20

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 15

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 13

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 8

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 3

PLUMAS BANCORP

Business Model

- Branch network of 13 full-service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Patterson Lake

The Big Picture



Calpine Meadow

- Decline of 7% in 2020
- Net Interest Income increased by $841 thousand
- Bank Net Interest Margin declined to 4.1% vs. bank peers at 3.50% in 4Q20*
- Provision for loan losses increased by $1.7 million

PLUMAS BANCORP

* Average for CA Banks $1B-$3B



Net Income
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,818
$7,474
$8,189
$13,992
$15,512
$14,475
2015
2016
2017
2018
2019
2020



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service charges on deposit accounts
  - Interchange revenue
  - Gains on sale of SBA loans
  - Loan servicing fees

PLUMAS BANCORP



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2015
2016
2017
2018
2019
2020
$2,368
$1,586
$1,942
$562
$1,257
$2,291
$1,740
$1,770
$642
$1,209
$2,467
$1,987
$2,039
$731
$1,056
$2,576
$2,174
$1,903
$800
$1,428
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Spanish Creek

- ROE leads bank peers at 14.7% in 2020
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

Return on Bank's Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2015
2016
2017
2018
2019
2020
11.6%
13.5%
13.7%
20.8%
18.7%
14.7%
8.6%
7.4%
6.0%
10.8%
11.1%
8.9%
Plumas Bank
CA Banks $1B-$3B, beginning in 2020



Lake Almanor

- Stock price has increased more than 160% in the last 5 years
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers

PLUMAS BANCORP



Stock Price to Earnings per Share
20
18
16
14
12
10
8
6
4
2
0
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
Plumas Bancorp
CA Banks $1B-$5B



Mount Shasta

Deposits and Loans

Deposit Trends and Current Composition

- Record level of deposits
- All core, no brokered deposits


$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$527
$582
$663
$727
$747
$974
$1,069
Dec. 31, 2015
Dec. 31, 2016
Dec. 31, 2017
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Mar. 31, 2021

- Average interest-bearing deposit rate is 0.15%


Time 4%
Money Market 18%
Non-Interest Bearing 53%
Savings 25%

Balances as of Mar. 31, 2021

PLUMAS BANCORP

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.15% in 2020



$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$401
$461
$487
$566
$620
$709
$733
2015
2016
2017
2018
2019
2020
Mar. 31, 2021

- 66% of portfolio balance is variable rate, of which 45% are at a floor rate



RE/Residential 1%
RE/Construction 4%
Home Equity Lines 5%
Commercial 6%
CRE/Multi Family 9%
Agricultural 9%
PPP 13%
Indirect Auto 12%
CRE/Owner 19%
CRE/Investor 21%

Balances as of Mar. 31, 2021

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Office
Hospitality
Mixed Commercial
Gas Stations with Convenience Store
Mini Storage
Industrial
Residential
Mixed Commercial & Residential
Medical Facilities
Restaurants
Other Special Purpose
Residential Land Development
Other General Purpose
Assisted Living Facility
Gaming
Commercial Land Development
Unknown
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2021

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS


HUMBOLDT
ELKO
PERSHING
CHURCHILL
NYE
LINCOLN
CALIFORNIA

CRE DISTRIBUTION BY REGION

- 28% - NV - Western (pale green)
- 23% - CA - Northern Sacramento Valley (light green)
- 19% - CA - Northern (dark green)
- 14% - CA - Greater Sacramento (yellow)
- 4% - CA - Bay Area (pink)
- 4% - CA - Central Coast (orange)
- 4% - CA - San Joaquin Valley (chartreuse green)
- 2% - CA - Southern (blue)
- 2% - OR
- <1% - CA - Central Sierra (tan) & Southern Border (magenta)
- <1% - NV - Northwestern (pale blue), Northeastern (pale pink) & WA

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2021

Payroll Protection Program Loans

- 1,064 PPP loans outstanding with an average balance of $90,000
- Total PPP loans originated - $187 million
- Fees collected from the SBA - $8.1 million
- Balance of unearned fees - $3.7 million
- Balance of PPP loans at 3/31/21 - $96 million
- Balance with a two-year maturity - $27 million
- Balance with a five-year maturity - $69 million

Balances as of March 31, 2021

Indirect Automobile Loans

- Total automobile loans - $90 million
- Average balance - $25.2 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 737
- Delinquent loans as a percent of total by dollars – 1.4%


BALANCE BY LOAN TYPE
New vehicle
Used vehicle
49%
51%

Balances as of March 31, 2021

Loans with Payment Deferrals (in thousands)

At March 31, 2021 there were 80 loans on deferral totaling $20.4 million



Chandler Road

	Month Payments Resume					
Loan Type	*April*	*May*	*June*	*July*	*Other*	**Total**
Commercial	$ 253	$ -	$ 37	$ 349	$ -	**$ 639**
Real Estate - Residential	2,274	-	-	-	-	**2,274**
Real Estate - Commercial	14,852	352	366	-	-	**15,570**
Equity Lines of Credit	198	-	-	-	-	**198**
Automobile	600	241	227	364	224	**1,656**
Other	40	-	51	-	6	**97**
Total	**$ 18,217**	**$ 593**	**$ 681**	**$ 713**	**$ 230**	**$ 20,434**



Modoc County

Financial Recap

First Quarter 2021 Financial Highlights

PLUMAS BANCORP



Reno, NV

Dollars in thousands (Except per share)	03/31/2021	03/31/2020	Change	% Change
Assets	$ 1,207,481	$ 879,571	$ 327,910	37.3%
Deposits	$ 1,069,218	$ 762,886	$ 306,332	40.2%
Loans	$ 733,115	$ 623,743	$ 109,372	17.5%
Net Income	$ 4,441	$ 3,316	$ 1,125	33.9%
Income Before Tax	$ 6,162	$ 4,560	$ 1,602	35.1%
Net Interest Income	$ 10,479	$ 9,221	$ 1,258	13.6%
Net Interest Margin	3.86%	4.57%	0.71%	15.5%
ROAA	1.55%	1.53%	0.02%	1.3%
ROAE	17.7%	15.2%	2.5%	16.4%
Book Value per Share	$ 19.63	$ 19.33	$ 0.30	1.6%
Diluted EPS	$ 0.85	$ 0.63	$ 0.22	34.9%

2020 Financial Highlights



Reno, NV

Dollars in thousands (Except per share)	12/31/2020	12/31/2019	Change	% Change
Assets	$ 1,111,576	$ 865,191	$ 246,385	28.5%
Deposits	$ 973,974	$ 747,324	$ 226,650	30.3%
Loans	$ 709,939	$ 619,718	$ 90,221	14.6%
Net Income	$ 14,475	$ 15,512	$ 1,037	6.7%
Income Before Tax	$ 19,952	$ 21,380	$ 1,428	6.7%
Net Interest Income	$ 38,396	$ 37,555	$ 841	2.2%
Net Interest Margin	4.02%	4.75%	0.73%	15.4%
ROAA	1.43%	1.82%	0.39%	21.4%
ROAE	15.5%	20.2%	4.7%	23.3%
Book Value per Share	$ 19.33	$ 16.36	$ 2.97	18.2%
Diluted EPS	$ 2.77	$ 2.97	$ 0.20	6.7%

2020 Financial Highlights – Five Year

PLUMAS BANCORP



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16	%
Assets	$ 1,111,576	$ 865,191	$ 824,398	$ 745,427	$ 657,975	69%
Deposits	$ 973,974	$ 747,324	$ 726,565	$ 662,657	$ 582,353	67%
Loans	$ 709,939	$ 619,718	$ 566,199	$ 486,634	$ 461,123	54%
Nonperforming assets/total assets	0.27%	0.33%	0.28%	0.59%	0.53%	49%
Net Income	$ 14,475	$ 15,512	$ 13,992	$ 8,189	$ 7,474	94%
Net Interest Margin	4.02%	4.75%	4.70%	4.35%	4.21%	5%
Efficiency ratio	50.6%	49.9%	52.0%	55.5%	58.9%	14%
ROAA	1.43%	1.82%	1.83%	1.18%	1.20%	19%
ROAE	15.5%	20.2%	23.3%	15.4%	16.1%	4%
Book Value per Share	$ 19.33	$ 16.36	$ 13.03	$ 11.00	$ 9.80	97%
Diluted EPS	$ 2.77	$ 2.97	$ 2.68	$ 1.58	$ 1.47	88%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy



Apr '16 Opened LPO Klamath Falls, OR
Jul '15 Purchased Rabo Bank's Redding Branch
May '14 Opened LPO Chico
Dec '15 Opened Reno Branch
Q3 '21 Acquire Bank of Feather River
Jun '07 Opened SBA LPO Auburn
Oct '18 Purchased Mutual of Omaha Bank's Carson City Branch
Branch
SBA Loan Production Office
Loan Production Office

PLUMAS BANCORP


BANK OF FEATHER RIVER

Bank of Feather River Acquisition

PLUMAS BANCORP

PLUMAS BANCORP

Pro Forma Balances


$2,000
$1,500
$1,000
$500
$-
Millions
$1,293
$1,129
$866
$126
Assets
Deposits
Loans
Shareholders' Equity

	Assets	Deposits	Loans	Shareholders' Equity
Bank of Feather River	14.1%	13.7%	17.9%	13.8%
Plumas Bank	86.0%	86.3%	82.1%	86.2%

Balances as of Dec. 31, 2020


Feather River - Yuba

- BFR's cost of deposits at 12/31/20 was 0.28%.
- Plumas Bank's cost of deposits at 12/31/20 was 0.09%.
- Plumas Bank's loans to deposits ratio was 72.9% at 12/31/20. This low ratio will allow for expansion of BFR's lending portfolio.

PLUMAS BANCORP



Plumas Bank Deposits
$40,316
$416,975
$517,097
* Dollars in thousands
Non-Interest Bearing
Interest Bearing (NOW, MM, Savings)
Time



Bank of Feather River Deposits
$32,166
$50,752
$71,669

Balances as of Dec. 31, 2020



Feather River - Yuba

- Real estate loans comprised 61% of BFR's loan portfolio at 12/31/20. Of these, approximately 50% were farmland loans.
- 22% of BFR's portfolio was comprised of PPP loans at 12/31/20.
- More than 10% of BFR's portfolio was comprised of agricultural loans not secured by real estate.

PLUMAS BANCORP


Plumas Bank Loans
$42,495
$29,680
$3,463
$70,700
$97,089
$467,270
Real Estate
Auto/Consumer
PPP
Commercial & Industrial
Ag. Operating & Production
Other
* Dollars in thousands


Bank of Feather River Loans
$1,305
$303
$5,157
$18,459
$34,233
$95,827

Balances as of Dec. 31, 2020



Lake Tahoe

Challenges

- Managing Balance Sheet growth during the Pandemic
- Margin compression
- Director and Management succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management team
- Strong core deposits
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Recent Performance Based Awards

❖ Bankers Cup – Recognizing the top 10% of Community Banks
3rd Best Performing Community Bank in the Nation 2020
2nd Best Performing Community Bank in the Nation 2018-2019
5th Best Performing Community Bank in the Nation 2017
(publicly traded with assets between $500 million and $10 billion)
By Raymond James & Associates

❖ Sm-All Stars List of Top 30 Banks & Thrifts 2018-2020
(publicly traded on a major exchange with market cap below $2.5 billion)
By Sandler O'Neill + Partners

❖ Top 100 Community Banks 2019
Top 2% of all Community Banks 2018
(with assets under $3 billion)
By S&P Global Market Intelligence

❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2020
(community banks with assets between $500 million and $5 billion)
By CB Resources, Inc.

❖ 'Super Premier' Performing Bank 2015-2019
By The Findley Reports

❖ Bison Select Financial Institution 2019-2020
(publicly traded banks without formal sell-side coverage)
By D.A. Davidson

PLUMAS BANCORP